Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	Home Inns & Hotels Management Inc.
Entity Central Index Key	0001376972
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	81,716,084

Consolidated Statements of Operations In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY	Dec. 31, 2008 Leased And Operated Hotel Costs Personnel Costs [Member] CNY	Dec. 31, 2010 General and Administrative Expense [Member] USD ( $)	Dec. 31, 2010 General and Administrative Expense [Member] CNY	Dec. 31, 2009 General and Administrative Expense [Member] CNY	Dec. 31, 2008 General and Administrative Expense [Member] CNY
Revenues:
Leased-and-operated hotels	$ 440,978	2,910,458	2,453,105	1,771,762
Franchised-and-managed hotels	38,909	256,799	147,535	99,779
Total revenues	479,887	3,167,257	2,600,640	1,871,541
Less: Business tax and related surcharges	(28,975)	(191,232)	(158,975)	(111,870)
Net revenues	450,912	2,976,025	2,441,665	1,759,671
Leased-and-operated hotel costs -
Rents and utilities	(132,653)	(875,510)	(797,944)	(643,694)
Personnel costs	(76,728)	(506,406)	(461,949)	(337,837)
Depreciation and amortization	(46,801)	(308,888)	(281,543)	(190,698)
Consumables food and beverage	(26,251)	(173,256)	(172,467)	(143,555)
Others	(47,077)	(310,705)	(275,186)	(182,284)
Total leased-and-operated hotel costs	(329,510)	(2,174,765)	(1,989,089)	(1,498,068)
Sales and marketing expenses	(5,039)	(33,257)	(30,462)	(27,161)
General and administrative expenses	(36,002)	(237,610)	(180,480)	(152,648)
Total operating costs and expenses	(370,551)	(2,445,632)	(2,200,031)	(1,677,877)
Income from operations	80,361	530,393	241,634	81,794
Interest income	1,432	9,454	6,686	32,023
Interest expense	(307)	(2,024)	(10,983)	(28,136)
Issuance costs for convertible notes	(6,448)	(42,559)
Loss on change in fair value of convertible notes	(1,370)	(9,040)
Gain on buy-back of convertible bonds	376	2,480	69,327	103,291
Other non-operating income	3,367	22,223	16,248	10,971
Foreign exchange loss, net	(659)	(4,350)	(286)	(65,524)
Income before income tax expense and noncontrolling interests	76,752	506,577	322,626	134,419
Income tax expenses	(21,207)	(139,969)	(62,166)	(28,107)
Net income	55,545	366,608	260,460	106,312
Less: Net income attributable to noncontrolling interests	(1,077)	(7,109)	(4,457)	(5,087)
Net income attributable to Home Inns' shareholders	54,468	359,499	256,003	101,225
Earnings per share
Basic	$ 0.67	4.45	3.37	1.43
Diluted	$ 0.64	4.23	2.34	0.04
Weighted average ordinary shares outstanding
Basic	80,846,617	80,846,617	75,922,589	70,863,336
Diluted	84,747,102	84,747,102	80,895,112	78,037,433
Share-based compensation expense was included in the statement of operations as follows:
Share-based compensation expense					11	$ 8,072	53,272	32,009	24,833

Consolidated Balance Sheets In Thousands	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Current assets:
Cash and cash equivalents	$ 361,007	2,382,643	829,592
Restricted cash	3,265	21,552
Accounts receivable	6,557	43,274	32,069
Receivables from related parties	857	5,659	3,136
Consumables	3,857	25,459	15,319
Prepayments and other current assets	11,801	77,886	53,054
Deferred tax assets, current	6,457	42,613	38,918
Total current assets	393,801	2,599,086	972,088
Property and equipment, net	318,847	2,104,393	1,905,307
Goodwill	59,225	390,882	390,882
Intangible assets, net	6,423	42,393	43,184
Other assets	7,647	50,473	33,861
Deferred tax assets, non-current	14,988	98,918	109,626
Total assets	800,931	5,286,145	3,454,948
Current liabilities:
Accounts payable	6,931	45,742	21,654
Payables to related parties	634	4,182	3,815
Convertible bonds, current			363,506
Salaries and welfare payable	21,491	141,839	103,667
Income tax payable	6,424	42,397	61,764
Other taxes payable	2,319	15,308	15,361
Deferred revenues	11,083	73,150	57,232
Accruals for customer reward program	2,637	17,406	13,331
Other unpaid and accruals	12,034	79,434	67,502
Other payables	63,503	419,118	217,798
Total current liabilities	127,056	838,576	925,630
Deferred rental	28,945	191,034	155,612
Deferred revenues, non-current	8,636	56,996	45,240
Deposits	5,069	33,454	20,735
Unfavorable lease liability	2,002	13,211	14,585
Convertible bonds, non-current	24,152	159,402	0
Financial liability (Convertible notes measured at fair value)	185,997	1,227,577	0
Deferred tax liability, non-current	1,750	11,552	11,577
Total liabilities	383,607	2,531,802	1,173,379
Commitments and contingencies
Shareholders' equity
Ordinary shares (US $ 0.005 par value; 200,000,000 shares authorized, 80,303,510 and 81,716,084 shares issued and outstanding as of December 31, 2009 and 2010, respectively)	493	3,257	3,209
Additional paid-in capital	289,960	1,913,734	1,798,086
Statutory reserves	14,260	94,114	67,591
Retained earnings	110,938	732,194	399,218
Total Home Inns shareholders' equity	415,651	2,743,299	2,268,104
Noncontrolling interests	1,673	11,044	13,465
Total shareholders' equity	417,324	2,754,343	2,281,569
Total liabilities and shareholders' equity	$ 800,931	5,286,145	3,454,948

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity
Ordinary Shares, Par value	$ 0.005	$ 0.005
Ordinary Shares, Authorized	200,000,000	200,000,000
Ordinary shares, Issued	81,716,084	80,303,510
Ordinary shares, Outstanding	81,716,084	80,303,510

Consolidated Statements of Shareholders' Equity In Thousands, except Share data	Total USD ( $)	Total CNY	Common Stock [Member] USD ( $)	Common Stock [Member] CNY	Additional paid-in Capital [Member] USD ( $)	Additional paid-in Capital [Member] CNY	Statutory reserves [Member] USD ( $)	Statutory reserves [Member] CNY	Retained earnings [Member] USD ( $)	Retained earnings [Member] CNY	Noncontrolling interests [Member] USD ( $)	Noncontrolling interests [Member] CNY
Balance beginning at Dec. 31, 2007		1,486,484		2,874		1,362,942		41,333		68,248		11,087
Balance beginning, Shares at Dec. 31, 2007				70,487,385
Exercise of stock purchase right (Note 12)		1,990		8		1,982
Exercise of stock purchase right (Note 12), Shares				215,286
Exercise of stock option (Note 12)		4,152		17		4,135
Exercise of stock option (Note 12), Shares				510,124
Recognition of share-based compensation costs		24,844				24,844
Dividends distributed to noncontrolling interests		(2,850)										(2,850)
Net income		106,312								101,225		5,087
Appropriations to statutory reserves								8,661		(8,661)
Acquisition of a subsidiary		5,400										5,400
Establishment of a variable interest entity		349										349
Balance ending at Dec. 31, 2008		1,626,681		2,899		1,393,903		49,994		160,812		19,073
Balance ending, Shares at Dec. 31, 2008				71,212,795
Issuance of ordinary shares to Ctrip.com International, Ltd. (Note 11)		341,078		256		340,822
Issuance of ordinary shares to Ctrip.com International, Ltd. (Note 11), Shares				7,514,503
Exercise of stock purchase right (Note 12)		1,648		6		1,642
Exercise of stock purchase right (Note 12), Shares				188,824
Exercise of stock option (Note 12)		29,758		48		29,710
Exercise of stock option (Note 12), Shares				1,387,388
Recognition of share-based compensation costs		32,009				32,009
Dividends distributed to noncontrolling interests		(5,889)										(5,889)
Net income		260,460								256,003		4,457
Appropriations to statutory reserves								17,597		(17,597)
Acquisition of noncontrolling interests of a subsidiary		(4,176)										(4,176)
Balance ending at Dec. 31, 2009		2,281,569		3,209		1,798,086		67,591		399,218		13,465
Balance ending, Shares at Dec. 31, 2009				80,303,510
Exercise of stock purchase right (Note 12)		784		3		781
Exercise of stock purchase right (Note 12), Shares				75,000
Exercise of stock option (Note 12)		61,640		45		61,595
Exercise of stock option (Note 12), Shares				1,337,574
Recognition of share-based compensation costs		53,272				53,272
Dividends distributed to noncontrolling interests		(9,530)										(9,530)
Net income	55,545	366,608								359,499		7,109
Appropriations to statutory reserves								26,523		(26,523)
Balance ending at Dec. 31, 2010	$ 417,324	2,754,343	$ 493	3,257	$ 289,960	1,913,734	$ 14,260	94,114	$ 110,938	732,194	$ 1,673	11,044
Balance ending, Shares at Dec. 31, 2010			81,716,084

Consolidated Statements of Cash Flows In Thousands	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Cash flows from operating activities:
Net income	$ 55,545	366,608	260,460	106,312
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation	8,072	53,272	32,009	24,844
Depreciation and amortization	48,483	319,988	286,574	199,989
Foreign exchange loss, net	659	4,350	286	65,524
Loss/(gain) from disposal of property and equipment	(934)	(6,165)	(2,946)	2,315
Impairment loss of property and equipment			5,477
Gain on buy-back of convertible bonds	(376)	(2,480)	(69,327)	(103,291)
Issuance costs for convertible notes	(6,448)	(42,559)
Loss on change in fair value of convertible notes	1,370	9,040
Deferred income tax	1,029	6,789	(29,843)	(55,572)
Change in assets and liabilities, net of effects of acquisitions:
Increase in accounts receivable	(1,698)	(11,205)	(8,935)	(6,163)
Increase in receivables from related parties	(382)	(2,523)	(3,136)	(245)
(Increase)/decrease in consumables	(1,536)	(10,140)	11,566	(7,391)
Decrease/(increase) in prepayments and other current assets	(3,890)	(25,674)	8,497	1,116
Decrease/(increase) in other assets	(1,335)	(8,813)	(684)	19,017
Increase/(decrease) in accounts payable	3,650	24,088	(1,043)	7,260
Increase/(decrease) in payables to related parties	174	1,150	(1,206)	17
Increase in salaries and welfare payable	5,784	38,172	33,994	21,236
Increase/(decrease) in income tax payable	(2,934)	(19,367)	9,306	9,375
Increase/(decrease) in other taxes payable	(8)	(53)	2,643	3,718
Increase in accruals for customer reward program	617	4,075	4,744	3,148
(Decrease)/increase in other payables and accruals	2,941	19,409	39,764	(18,993)
Increase in deferred revenues, current and non-current	4,193	27,674	41,693	22,941
Increase in deferred rental	5,367	35,422	18,787	42,599
Increase in deposits	1,927	12,719	6,994	13,741
Increase in interest accruals for convertible bonds	161	1,063	2,989	5,388
Net cash provided by operating activities	133,327	879,958	648,663	356,886
Cash flows from investing activities:
Proceeds from sale of property and equipment	3,289	21,708	15,171	1,657
Purchase of property and equipment	(56,595)	(373,531)	(426,591)	(828,484)
Purchase of intangible assets	(536)	(3,539)	(4,322)	(3,905)
Cash (paid) and collected for short term investment			102,206	(100,000)
Net cash used for the acquisition of subsidiaries	(91)	(600)	(9,965)	(33,583)
Net cash used in investing activities	(53,933)	(355,962)	(323,501)	(964,315)
Cash flows from financing activities:
Net proceeds from issuance of ordinary shares			341,078
Proceeds from share option exercise	9,643	63,644	26,975	4,872
Net proceeds from issuance of convertible notes	180,125	1,188,823
Buy-back of convertible bonds	(30,710)	(202,687)	(462,029)	(113,370)
Payment for bond offering related transaction costs				(4,885)
Repayment of acquired subsidiaries' debts to former shareholders			(5,481)	(52,467)
Restricted cash collected for short-term borrowings				173,849
Proceeds from short-term borrowings	3,773	24,900	10,000	340,000
Repayment of short-term borrowings	(3,773)	(24,900)	(10,000)	(609,000)
Repayment of long-term loan				(18,036)
Dividend paid by variable interest entities to noncontrolling interests shareholders	(1,444)	(9,530)	(4,272)	(3,515)
Other financing activities				1,350
Net cash (used)/provided by financing activities	157,614	1,040,250	(103,729)	(281,202)
Effect of foreign exchange rate changes on cash and cash equivalents	(1,697)	(11,195)	(286)	(65,524)
Net (decrease)/increase in cash and cash equivalents	235,311	1,553,051	221,147	(954,155)
Cash and cash equivalents, beginning of year	125,696	829,592	608,445	1,562,600
Cash and cash equivalents, end of year	361,007	2,382,643	829,592	608,445
Supplemental disclosure of cash flow information
Cash paid during the year for income taxes	(23,113)	(152,547)	(82,703)	(73,897)
Cash paid during the year for interest	(32)	(211)	(43)	(7,733)
Supplemental schedule of non-cash activities:
Accruals related to the construction costs of property and equipment	25,636	169,196		163,967
Accruals related to the issuance costs for convertible notes	909	5,998
Restricted cash related to the exercise of the employee stock option	$ 3,265	21,552

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2010
Organization Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND NATURE OF OPERATIONS
1. ORGANIZATION AND NATURE OF OPERATIONS
The accompanying consolidated financial statements include the financial statements of Home Inns & Hotels Management Inc. (“the Company”), its subsidiaries, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary (“VIE subsidiary”). The Company and its consolidated subsidiaries and VIE subsidiaries are collectively referred to as the “Group”.
The Company was established in Cayman Islands on May 30, 2006. In June 2006, all the then existing shareholders of Home Inns & Hotels Management (Hong Kong) Limited (“Home Inns HK”), the Company’s predecessor, exchanged their respective shares in Home Inns HK for an equivalent number of shares in the Company. As a result, Home Inns HK became a wholly-owned subsidiary of the Company. Home Inns HK did not have any operations until April 2002 when Home Inns & Hotels Management (Beijing) Co., Ltd. (“Home Inns Beijing”), a hotel operation and management company, was established as a joint venture of Home Inns HK and Beijing Capital Travel International Hotel Group Co., Ltd. (“Beijing Capital Travel”), a subsidiary of Beijing Tourism Group (“BTG”). At inception, Home Inns HK and BTG, through Beijing Capital Travel, owned 55% and 45% interest in Home Inns Beijing, respectively. Through a series of financing activities and acquisitions, Home Inns Beijing has become a wholly-owned subsidiary in July 2007.
In October 2006, the Company completed an initial public offering of American Depositary Shares (“ADSs”). ADSs of the Company are traded from October 26, 2006 on Nasdaq Global Market under the symbol “HMIN” in the United States.
The principal activities of the Group are to develop, lease, operate, franchise, and manage economy hotels under the Home Inn brand in the People’s Republic of China (“PRC”). The Group either leases real estate properties on which it develops and operates hotels or franchises the Home Inn brand to hotel owners and manages these hotels. The former type of hotels is referred to as “leased-and-operated hotels” and the latter type of hotels as “franchised-and-managed hotels.”
Leased-and-operated hotels
The Group leases hotel properties from property owners and develops these hotels directly, by hiring, training and supervising the managers and employees to operate the hotels. The Group is responsible for hotel development and customization to conform to the standards of Home Inns, as well as repairs and maintenance, operating expenses and management of properties over the term of the lease. Under the lease arrangements, the Group typically enjoys rental holiday of three to six months and pays fixed rent on a quarterly basis for the first three or five years of the lease term, after which the rental payments may be subject to an increase every three to five years.
Franchised-and-managed hotels
The Group enters into certain franchise arrangements with hotel owners for which the Group is responsible for managing the hotels, including hiring and appointment of the general manager of each franchised-and-managed hotel. Under a typical franchise agreement, the franchisee is required to pay an initial franchise fee and ongoing management service fees equal to a certain percentage of the revenues of the hotel. The franchisee is responsible for the costs of hotel development and customization and the costs of its operations. The term of the franchise agreement is typically 5 years or 8 years and is renewable only upon mutual agreement between the Group and the franchisee.

Principal Accounting Policies	12 Months Ended
Dec. 31, 2010
Principal Accounting Policies [Abstract]
PRINCIPAL ACCOUNTING POLICIES
2. PRINCIPAL ACCOUNTING POLICIES
The principal accounting policies adopted in the preparation of these consolidated financial statements are set out below:
a. Basis of presentation and use of estimates
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ materially from those estimates.
b. Basis of consolidation and accounting for investments
The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs. All significant transactions and balances between the Company, its subsidiaries and certain VIEs have been eliminated upon consolidation.
A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.
Prior to January 1, 2010, the Company follows FIN 46(R): Consolidation of Variable Interest Entities, an interpretation of ARB No. 51, in accounting for variable interest entities and the consolidation. Certain entities were considered variable interest entities because the equity at risk of each entity was not sufficient to finance its intended activities without additional financial support. The Company was considered the primary beneficiary of these entities because it absorbs a majority of the entities’ expected losses and receives a majority of the entities’ expected residual returns. Accordingly, the financial statements of the following VIEs are consolidated into the Company’s financial statements since their respective date of establishment/acquisition:

Name of VIE	The Company’s ownership interest

Home Inns & Hotels Management (Xiamen) Co., Ltd. (“Home Inns Xiamen”)	51%
Home Inns & Hotels Management (Fuzhou) Co., Ltd. (“Home Inns Fuzhou”)	51%
Home Inns & Hotels Management (Caoxi) Co., Ltd. (“Home Inns Caoxi”)	51%
Home Inns & Hotels Management (Caobao) Co., Ltd. (“Home Inns Caobao”)	75%
Home Inns & Hotels Management (Dongguan) Co., Ltd. (“Home Inns Dongguan”)	65%
Home Inns & Hotels Kuaijie (Fuzhou) Co., Ltd. (“Home Inns Fuzhou Kuaijie”)	70%
In June 2009, the FASB issued FAS 167: Amendments to FASB Interpretation No. 46(R), codified primarily in the Consolidation Topic of the FASB ASC 810. This guidance modifies the method for determining whether an entity is a variable interest entity as well as the methods permitted for determining the primary beneficiary of a variable interest entity. In addition, this guidance requires ongoing reassessments of whether a company is the primary beneficiary of a variable interest entity and enhanced disclosures related to a company’s involvement with a variable interest entity. The Company adopted this guidance as of January 1, 2010.
In accordance with the new guidance, the Company is deemed to have a controlling financial interest and is the primary beneficiary of these VIEs as it has both the power to direct the activities of the VIEs that most significantly impact the VIEs’ economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. As a result, the Company continues to consolidate the same VIEs that were consolidated prior to January 1, 2010 and the adoption of FAS 167 effective as of January 1, 2010 did not have impact on the Company’s consolidated financial statements.
The total registered capital of the six VIEs was RMB 6,010 as of December 31, 2009 and December 31, 2010. The total net assets of the six VIEs were RMB 31,333 and RMB 26,262 as of December 31, 2009 and December 31, 2010, respectively. The total net income of the six VIE was RMB 12,268, RMB 11,436 and RMB 16,257 in the year ended December 31, 2008, 2009, and 2010, respectively. Management monitors the regulatory risk associated with these contractual arrangements. There are no consolidated VIE assets that are collateral for the VIE obligations and which can only be used to settle the VIE’s obligations. Creditors of the VIE have no recourse to the general credit of Home Inns & Hotels Management (Shanghai) Co., Ltd., which is the primary beneficiary of the VIEs.
The Company evaluates its business relationships such as those with franchisees to identify potential variable interest entities. Generally, these businesses qualify for a scope exception under the consolidation guidance. The Company has concluded that consolidation of any such entities is not appropriate for the periods presented under both FIN 46(R) and FAS 167.
c. Foreign currencies
The Group’s functional currency and reporting currency is Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. All such exchange gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations.
The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market.
d. Convenience translation
Translations of balances in the statements of operations, balance sheet and statement of cash flows from RMB into United States dollars (“US $”) as of and for the year ended December 31, 2010 are solely for the convenience of the reader and were calculated at the rate of US $ 1.00 RMB 6.6000, on December 31, 2010, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US $ at that rate on December 31, 2010, or at any other rate.
e. Cash and cash equivalents
Cash and cash equivalents comprise cash on hand and liquid investment which are unrestricted as to withdrawal or use, and which have original maturities of three months or less that are placed with banks or other financial institutions. Cash and cash equivalents balance as of December 31, 2009 included US $ 23,313 thousand and HK $ 0.4 thousand. Cash and cash equivalents balance as of December 31, 2010 included US $ 211,592 thousand and HK  $0.1 thousand.
f. Restricted cash
Restricted cash represents cash proceeds from the exercise of share options by the Company’s employees which are yet to be transmitted to them.
g. Short-term investment
Short-term marketable securities are measured at fair value. In 2009, the Group fully redeemed its short-term investment of RMB 100 million which represented cash invested in close-end fund with original maturities greater than three months. There was no short-term investment balance as at December 31, 2009 and 2010.
h. Allowance for doubtful accounts
Provision is made against receivables to the extent collection is considered to be doubtful. Accounts receivable and other receivables in the balance sheet are stated net of such provision, if any. As of December 31, 2009 and 2010, the Group has not recorded any allowance for doubtful accounts.
i. Consumables
The Group purchases consumables for the operation of leased-and-operated hotels. Consumables include fabrics, such as towels and beddings, which need to be renewed periodically. Consumables are amortized over their useful lives, generally one year or less, from the time they are put into use and are stated at purchase price less accumulated amortization.
j. Property and equipment, net
Property and equipment are stated at cost less accumulated depreciation and amortization and impairment losses, if any. The cost of property and equipment comprises its purchase price and any directly attributable costs, including interest cost during the period the asset is brought to its working condition and location for its intended use.
Depreciation and amortization of property and equipment is provided using the straight line method over their expected useful lives. The expected useful lives are as follows:

Buildings	40 years
Leasehold improvements	Over the shorter of the economic useful life or the lease period
Machinery and equipment	5 to 10 years
Furniture, fixtures and office equipment	3 to 5 years
Construction in progress represents leasehold improvements under construction or installation and is stated at cost. Cost comprises original cost of property and equipment, installation, construction and other direct costs. Construction in progress is transferred to property and equipment and depreciation commences when the asset is ready for its intended use.
Expenditures for repairs and maintenance are expensed as incurred. Gain or loss on disposal of property and equipment, if any, is recognized in the statements of operations as the difference between the net sales proceeds and the carrying amount of the underlying asset.
k. Fair value measurement
The Company adopted Accounting Standard Codification (“ASC”) 820 “Fair value measurements and disclosures” on January 1, 2008. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The guidance outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under GAAP, certain assets and liabilities must be measured at fair value, and the guidance details the disclosures that are required for items measured at fair value.
The Company measures the fair value of financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.
Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are nor active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).
Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including the own data.
l. Fair value of financial instruments
Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investments, receivables, payables, accruals, convertible bonds and financial liability. In accordance with ASC 820, fair value of cash and cash equivalents, restricted cash, receivables, payables, and accruals is measured using Level 1 inputs and their carrying values approximated their estimated fair values due to the short-term nature of these financial instruments. Fair value of convertible bonds is measured using Level 1 input, which is based on quotes obtained from over-the-counter trading activities (refer to Note 9). Fair value of financial liability is measured using Level 3 inputs, which is measured using binomial model. The estimated fair value of financial liability amounted to approximately RMB 1,227,577 (US $ 185,997) as of December 31, 2010 (refer to Note 10).
The Company determines the fair value of the financial liabilities associated with the issuances of convertible notes in 2010 using the binomial model, one of the option pricing methods. The valuation involves complex and subjective judgment and the Company’s best estimates of the probability of occurrence of future events, such as fundamental changes, on the valuation date. Under the binomial valuation model, the Company uses a weighted risk-free and risky interest rate (the combination of the risk free rate plus the credit spread for the underlying notes) weighted by the probability of conversion as internally solved out by binomial model in discounting its cash flows. The main inputs to this model include the underlying share price, the expected share volatility, the expected dividend yield, the risk free and risky interest rate etc.
m. Business combinations and non controlling interests
U.S. GAAP requires that business combinations be accounted for under the purchase method. From January 1, 2009, the group adopted ASC805 (formerly referred to as SFAS No. 141 (revised 2007), “Business combinations”). Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non controlling interests. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement.
The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment, the most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as will as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.
n. Goodwill
Goodwill represents the excess of the cost of an acquired entity over the appropriate share of the fair value of the identifiable assets and liabilities acquired including separately identifiable intangible assets and are allocated to respective reporting units. US GAAP requires that a two-step impairment test be performed annually or whenever events or changes in circumstances indicate that the carrying value of the goodwill may not be recoverable. The first step of the test for impairment compares the book value of the Group’s reporting unit under which goodwill is recorded to its estimated fair value. The second step of the goodwill impairment test, which is only required when the net book value of the reporting unit exceeds the fair value, measures the impairment as the difference between the implied fair value of goodwill and its book value. Goodwill is not amortized. No impairment was recognized for the years ended December 31, 2008, 2009 and 2010. At December 31, 2010, all of the Company’s goodwill was allocated to the hotel operations reporting unit.
o. Intangible assets, net
Intangible assets consist primarily of intangible assets acquired in business combinations. Intangible assets acquired through business combinations are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. Intangible assets, including favorable lease agreements and certain franchise agreements existing as of the date of acquisition, are recognized and measured at fair value upon acquisition. Intangible assets from such business combination transactions are amortized over the remaining operating lease term or the franchise agreement term, as appropriate. Unfavorable lease agreements acquired through business combinations is recognized as a liability.
Purchased software is stated at cost less accumulated amortization and impairment, if any.
p. Impairment of long-lived assets and definite-lived intangible assets
Long-lived assets and definite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying value, an indication of impairment is present and a loss is recognized in the statements of operations for the difference between the fair value, using the expected future discounted cash flows, and the carrying value of the assets. The impairment loss recognized for the year ended December 31, 2008, 2009 and 2010 was nil, RMB 5,477 and nil, respectively.
q. Employee benefits
The employees of the Company’s PRC subsidiaries and VIE subsidiaries are entitled to staff welfare benefits including medical care, housing fund, unemployment insurance and pension benefits. These entities are required to accrue for these benefits based on certain percentages of the employees’ salaries, subject to certain ceilings, in accordance with the relevant PRC regulations and make contributions to the government-sponsored plans out of the amounts accrued. Employee benefits expense was RMB 77,916, RMB 90,525 and RMB 103,292 for the years ended December 31, 2008, 2009 and 2010, respectively. Amounts accrued and included in salaries and welfare payable and other unpaid and accruals in the balance sheets were RMB 3,414 and RMB 3,796 for the years ended December 31, 2009 and 2010, respectively.
r. Accruals for customer reward program
The Group invites its customers to participate in a customer reward program. Prior to November 14, 2004, membership was free of charge. A one-time membership fee was charged after that date for new members. Members enjoy discounts on room rates, priority in hotel reservation, and accumulate membership points for their paid stays, which can be redeemed for membership upgrades, room night awards and other gifts. The estimated incremental costs to provide membership upgrades, room night awards and other gifts are accrued and recorded as accruals for customer reward program as members accumulate points and recognized as sales and marketing expenses in the statements of operations. As members redeem awards or their entitlements expire, the provision is reduced correspondingly. As of December 31, 2009 and 2010, the accruals for customer reward program amounted to RMB 13,331 and RMB 17,406, respectively, based on the estimated liabilities under the customer reward program.
s. Deferred Revenue
Deferred revenue generally consists of advances received from customers for room stays, initial franchise fees received prior to the Group fulfilling its commitments to the franchisee, and cash received from sale of membership programs. Non-current portion of deferred revenue represents cash received from sales of membership program, which is recognized after one year from the balance sheet date.
t. Revenue recognition
Revenues from leased-and-operated hotels represent primarily room rentals and food and beverage sales from the leased-and-operated hotels. Such revenues are recognized when goods are delivered and services are provided.
Revenues from franchised-and-managed hotels are derived from franchise agreements where the franchisees are required to pay (i) an initial one-time franchise fee and (ii) on-going management and service fees based on a percentage of revenue, which approximates 5% to 6% of the room revenues of the franchised hotels. The one-time franchise fee is recognized when the franchised hotel opens for business, the fee becomes non-refundable, and the Group has fulfilled all its commitments and obligations, including the assistance to the franchisees in property design, leasehold improvement construction project management, systems installation, personnel recruiting and training. On-going management and service fees are recognized when the underlying service revenue is recognized by the franchisees’ operations. Other revenues generated from franchise agreements include system maintenance and support fee and central reservation system (“CRS”) usage fee, which are recognized when services are provided.
Prior to 2006, given the limited history in operating the Group’s customer reward program (Note 2(r)), all one-time membership fees were recognized as deferred revenue when received. In 2006, management made an analysis of the historic activity pattern of membership cards and noted that membership cards with no activity for more than a year are most likely to expire in the future. Therefore, the Group recognizes revenue from one-time membership fees when membership records show no activity after a year. For the years ended December 31, 2008, 2009 and 2010, the Company recognized revenue of RMB 10,958, RMB 14,434 and RMB 33,846 from one-time membership fees, respectively.
The Group will continue to monitor membership activity patterns and will utilize such information to estimate the average life of members. When the Company has sufficient historical experience, the Company expects it will recognize one-time membership fees over the average life of members.
u. Business tax and related surcharge
The Group is subject to business tax and related surcharges on the services provided in the PRC. Such tax is levied based on turnover at an applicable rate of 5.5% and is recorded as a reduction of revenues.
v. Leased-and-operated hotel costs
Leased-and-operated hotel costs include all direct costs incurred in the operation of the leased-and-operated hotels and consist primarily of property rentals and related expenses, utility costs, personnel compensation, amortization of guest room consumables, amortization of leasehold improvements, depreciation of equipment, amortization of consumables costs, food and beverage.
w. Sales and marketing expenses
Sales and marketing expenses consist primarily of advertising related expenses, expenses associated with the Company’s membership reward program, payroll and related compensation for the Group’s sales and marketing personnel and entertainment expenses relating to marketing activities. Advertising related expenses, including promotion expenses and production costs of marketing materials, are charged to the statements of operations as incurred and amounted to RMB 11,972, RMB 12,614 and RMB 11,361 for the years ended December 31, 2008, 2009 and 2010, respectively.
x. Share-based compensation
The Group accounts for share-based compensation arrangements with employees in accordance with ASC 718 “Compensation — Stock Compensation”. It requires the Group to measure at the grant date the fair value of the stock-based award and recognize compensation expense, net of estimated forfeitures, on a straight-line basis, over the requisite service period. The Company uses the Black-Scholes option pricing model to determine the fair value of stock options. The requisite service period is the vesting period, which is generally 4 years. Forfeitures are estimated at the time of grant and revise in subsequent periods if actual forfeitures differ from those estimates.
y. Operating leases
Leases where substantially all the risks and rewards of ownership of assets remain with the lessor are accounted for as operating leases. Payments made under operating leases net of any incentives received from the lessor are charged to the consolidated statements of operations on a straight-line basis over the terms of the underlying lease.
z. Borrowing costs
Interest cost incurred on funds used to construct leasehold improvements during the active construction period is capitalized. For the years ended December 31, 2008, 2009 and 2010, total interest capitalized was RMB 1,127, nil and nil, respectively.
aa. Pre-operating expenditure
Pre-operating expenditure represents start-up costs, other than amounts capitalized as leasehold improvements, for leased-and-operated hotels are charged to the consolidated statements of operations in the period in which it is incurred.
ab. Taxation
The provision for income taxes is based on the income and expense amounts recorded in our consolidated statements of operations. Income tax expenses are recorded using the liability method. Deferred tax assets or liabilities are recognized for the estimated future tax effects attributable to temporary differences and tax loss carry forwards. Deferred tax assets and liabilities are recognized and measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in statements of operations in the period that includes the enactment date. A valuation allowance is recorded to reduce the amount of deferred tax assets if it is considered more likely than not that such assets will not be realized.
In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is greater than 50% likely to be realized upon settlement.
ac. Other non-operating income
Other non-operating income primarily consists of financial subsidies received from provincial and local governments for operating a business in their jurisdictions and compliance with specific policies promoted by the local governments. During the years ended December 31, 2008, 2009 and 2010, the Group received financial subsidies of RMB 9,786, RMB 6,379 and RMB 14,903, respectively, from various local PRC government authorities. There are no defined rules and regulations to govern the criteria necessary for companies to receive such benefits, and the amount of financial subsidy is determined at the discretion of the relevant government authorities. Such amounts are recorded as other non-operating income when received.
ad. Statutory reserves
The Group’s subsidiaries and VIE subsidiaries incorporated in the PRC are required to set aside 10% of its net income, after offsetting accumulated losses from prior years, and before profit distributions to the investors, as reported in its statutory accounts on an annual basis to the Statutory Surplus Reserve Fund. Once the total Statutory Surplus Reserve Fund reaches 50% of the registered capital of the respective subsidiaries and VIE subsidies, further appropriations are discretionary. The Statutory Surplus Reserve Fund can be used to increase the registered capital and eliminate future losses of the respective companies under PRC regulations. The Group’s Statutory Surplus Reserve Fund is not distributable to shareholders except in the event of liquidation.
Appropriations to the Statutory Surplus Reserve Fund are accounted for as a transfer from retained earnings to statutory reserves. During the years ended December 31, 2008, 2009 and 2010, the Group made total appropriations to these statutory reserves of RMB 8,661, RMB 17,597 and RMB 26,523, respectively.
ae. Dividends
Dividends are recognized when declared. The Company has not declared or paid any dividends to its shareholders except for the noncontrolling interests.
Current PRC regulations permit PRC companies to pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s PRC subsidiaries and VIE subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves (Note 2(ad)). Restricted net assets of the Company’s PRC subsidiaries and VIE subsidiaries not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations were RMB 1,895,390 as of December 31, 2010. In addition to the typical statutory reserves of the Company’s PRC subsidiaries and VIE subsidiaries, the restricted net assets also includes RMB 1,798,613 paid in capital, contributed by Home Inns HK, which were all paid by the Company on behalf of Home Inns HK through the proceeds from public offerings and issuance of convertible bonds, resulting in a significant level of restricted net assets.
af. Earnings per share
In accordance with ASC 260 “Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year using the treasury method. The Company’s convertible bonds issued in 2007 and convertible notes issued in 2010 are not participating securities because the terms of the agreements do not provide any participating rights to the holders before conversion. Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the conversion convertible bonds and convertible notes (using the if-converted method) and ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).
ag. Segment reporting
The Company follows “Disclosures about Segment of an Enterprise and Related Information” for its segment reporting. The Group operates and manages its business as a single segment. The Group primarily generates its revenues from customers in the PRC. Accordingly, no geographical segments are presented.
ah. Recent accounting pronouncements
In January 2010, the FASB issued a final Accounting Standards Update (ASU) that sets forth additional requirements and guidance regarding disclosures of fair value measurements. ASU 2010-06, Improving Disclosures about Fair Value Measurements, amends the FASB Codification to require gross presentation of activity within the Level 3 fair value measurement roll forward and details of transfers in and out of Level 1 and 2 fair value measurements. It also clarifies two existing disclosure requirements of ASC 820-10, Fair Value Measurements and Disclosures — Overall, on the level of disaggregation of fair value measurements and disclosures on inputs and valuation techniques. There was a significant change in the final guidance as compared to the proposed ASU issued in August 2009. The final ASU does not require a sensitivity analysis for Level 3 measurements. The new requirements and guidance are effective for interim and annual periods beginning after December 15, 2009, except for the Level 3 roll forward which is effective for fiscal years beginning after December 15, 2010. The adoption of the amended disclosure requirements and guidance has no material impact on the Company’s financial statements.
In February 2010, the FASB issued ASU 2010-09, Subsequent Events — Amendments to Certain Recognition and Disclosure Requirements. The ASU amends the guidance on subsequent events in the FASB Accounting Standards Codification to address potential conflicts with current SEC guidance and other issues that were brought to the FASB’s attention through the comment letter process. As a result of the amended guidance, (1) SEC filers must still evaluate subsequent events through the issuance date of their financial statements, however, they are not required to disclose that date in their financial statements, (2) an entity that is a conduit bond obligor for conduit debt securities that are traded in a public market (i.e., over-the-counter market) must evaluate subsequent events through the date of issuance of its financial statements and must disclose that date, and (3) all other entities will continue evaluating subsequent events through the date the financial statements are available to be issued and must disclose that date in their financial statements. In addition, the scope of the disclosure requirements for reissued financial statements has been refined to apply only to “revised” financial statements. For entities, other than conduit bond obligors, the provisions of the ASU are effective upon issuance. The adoption of the amended guidance has no material impact on the Company’s financial statements.
In April 2010, the FASB has issued ASU 2010-13, Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. The ASU updates the guidance in ASC 718, Compensation—Stock Compensation, to clarify that share-based payment awards with an exercise price denominated in the currency of a market in which a substantial portion of the underlying equity security trades should not be considered to meet the criteria requiring classification as a liability. The updated guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. Early adoption is permitted. The Company does not expect the adoption of the amended guidance will have a material impact on the Company’s financial statement.
In July 2010, the FASB issued new disclosure guidance related to the credit quality of financing receivables and the allowance for credit losses. The guidance will require companies to provide more information about the credit quality of their financing receivables in the disclosures to financial statements including, but not limited to, significant purchases and sales of financing receivables, aging information and credit quality indicators. We will adopt this accounting standard upon its effective date for periods ending on or after December 15, 2010, and do not anticipate that this adoption will have a significant impact on our financial position or results of operations.
In December 2010, FASB issued revised guidance on “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The revised guidance specifies that an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units’ goodwill is impaired. If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period of adoption. Any goodwill impairments occurring after the initial adoption of the revised guidance should be included in earnings as required by Section 350-20-35. The revised guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Company is currently evaluating the impact on its consolidated financial statements of adopting this guidance.
ai. Certain risks and concentration
Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash, short-term investments and accounts receivable. As of December 31, 2009 and 2010, substantially all of the Company’s cash was held in major financial institutions located in the PRC, Hong Kong and the United States of America, which management considers to be of high credit quality. Accounts receivable are typically not collateralized and are denominated in RMB, and are derived from revenues earned from operations arising in the PRC.
No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2008, 2009 and 2010. No individual customer accounted for more than 10% of accounts receivable at December 31, 2009 and 2010.

Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepayments and Other Current Assets [Abstract]
PREPAYMENTS AND OTHER CURRENT ASSETS
3. PREPAYMENTS AND OTHER CURRENT ASSETS
Components of prepayments and other current assets as of December 31, 2009 and 2010 are as follows:

	2009	2010
Prepayment for utility and telecom expenses	15,939	21,034
Prepayment for rental expenses	9,894	19,495
Employee advances	4,442	5,615
Interest receivable	149	4,932
Prepayment for advertisement, consultation and insurance	3,360	3,509
Deposits for utility expenses	2,816	6,411
Other current assets	16,454	16,890

Total	53,054	77,886

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES
4. INCOME TAXES
Cayman Islands
Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.
Hong Kong
Home Inns Hong Kong subsidiaries were subject to Hong Kong profit tax at a rate of 16.5% on their assessable profits. No Hong Kong profit tax has been provided as the Group did not have assessable profit that was earned in or derived from Hong Kong subsidiaries during the years presented.
PRC
The Company’s subsidiaries and its VIE subsidiaries incorporated in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws. Effective January 1, 2008, the Company’s subsidiaries and its VIE subsidiaries are subject to the Corporate Income Tax Law of the People’s Republic of China (hereinafter “the new CIT Law”) as approved by the National People’s Congress on March 16, 2007, under which the corporate income tax rate applicable to most of the Group’s PRC entities adjusted from 33% to 25%. Five of the Group’s subsidiaries and VIE subsidiaries enjoyed a preferential income tax rate of 15% before 2008, and the income tax rate applicable to these subsidiaries is phased in at 18%, 20%, 22%, 24% and 25% in a 5 year period from 2008 to 2012.
Additionally, according to the new CIT law, 10% withholding income tax (“WHT”) will be levied on foreign investors for dividends arising from foreign investment enterprises (“FIEs”) profit earned after January 1, 2008. Where FIEs declare dividend beyond out of the cumulative retained earnings as of December 31, 2007, such dividends earned by foreign investors shall be exempt from WHT. For certain jurisdictions that have signed tax treaties with the PRC, the WHT rate is 5%. Hong Kong also has an arrangement with the PRC that limits the WHT to 5%.
Composition of income tax expense
The current and deferred portion of income tax expense included in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2009	2010
Current income tax expense	83,679	92,009	133,180
Deferred income tax benefit	(55,572)	(29,843)	6,789

Income tax expense	28,107	62,166	139,969

Reconciliation of the differences between statutory tax rate and the effective tax rate
A reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31 is as follows:

	2008	2009	2010
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to subsidiaries in the PRC	(5%)	(3%)	(3%)
Permanent difference (issuance cost, loss on change in fair value and interest expenses relating to issuance of convertible notes)	—	—	3%
Permanent difference (non-deductible expenses)	21%	4%	3%
Permanent difference (gain on buy-back of convertible bonds)	(19%)	(5%)	—
CIT refund	(1%)	(2%)	—

Effective CIT rate	21%	19%	28%

Deferred tax assets and liabilities comprised:

	2009	2010
Deferred tax assets, current:
Tax loss carry forwards	4,918	10,668
Deductible temporary differences related to:
-rental expenses	688	1,091
-pre-operating expenses	13,587	5,780
-deferred revenue, current	11,427	14,376
-accruals for customer reward program	3,333	4,351
-others	6,295	6,682
Valuation allowance	(1,330)	(335)

	38,918	42,613

Deferred tax assets, non-current:
Tax loss carry forwards	51,189	32,905
Deductible temporary differences related to:
-rental expenses	53,428	66,246
-pre-operating expenses	28,280	11,560
-deferred revenue, non current	11,292	12,178
-unfavorable lease	2,407	2,180
-Impairment loss of property and equipment	1,369	1,369
-others	—	442
Valuation allowance	(38,339)	(27,962)

	109,626	98,918

Total deferred tax assets	148,544	141,531

Deferred tax liabilities, non-current:
Taxable temporary differences related to unfavorable lease and other temporary differences	11,577	11,552

Total deferred tax liabilities	11,577	11,552

The Group had tax loss carryforward of RMB 174,290 as of December 31, 2010. The Group’s remaining tax loss carryforward will be netted against future taxable income. According to the PRC CIT regulations, the loss incurred during a tax year may be carried forward to the following years and set off against the profits of the following years, but the period shall not exceed a maximum of 5 years. These accumulated tax losses will expire on or before January 1, 2016.
A valuation allowance of RMB 39,669 and RMB 28,297 was provided for the net deferred tax assets of the Group as at December 31, 2009 and 2010, respectively. The valuation allowances were provided on the deferred tax assets to the extent that management believed it was more likely than not that such deferred tax assets would not have been realized in the foreseeable future. Valuation allowances were also provided because it was more likely than not that the Group will not be able to utilize certain tax loss carryforwards generated by certain subsidiaries or VIE subsidiaries. As those entities continue to have accumulated tax losses and tax planning strategies are not available to utilize those tax losses in other group companies, management believes it is more likely than not that such losses will not be utilized before they expire. However, certain valuation allowance was reversed in 2008, 2009 and 2010 when the Group generated sufficient taxable income to utilize the deferred tax assets. If events occur in the future that prevent the Group from realizing some or all of its deferred tax assets, an adjustment to the valuation allowances will be recognized when such events occur. In the PRC, tax loss carryforwards generally expire after five years.

Property and Equipment	12 Months Ended
Dec. 31, 2010
Property and Equipment [Abstract]
PROPERTY AND EQUIPMENT
5. PROPERTY AND EQUIPMENT
The components of property and equipment are as follows:

	2009	2010
Buildings	23,764	9,815
Leasehold improvements	1,958,100	2,258,501
Machinery and equipment	165,895	182,792
Furniture, fixtures and office equipment	400,909	544,852
Construction in progress	6,136	56,805

	2,554,804	3,052,765

Less: Accumulated depreciation	(649,497)	(948,372)

Property and equipment, net	1,905,307	2,104,393

Depreciation expenses incurred for the years ended December 31, 2008, 2009 and 2010 were RMB 195,632, RMB 281,890 and RMB 314,923 respectively.
Included in leasehold improvements was accumulated capitalized interest of RMB 3,916 as of December 31, 2009 and 2010.

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
GOODWILL
6. GOODWILL
Components of goodwill as of December 31, 2009 and 2010 are as follows:

	2009	2010
Acquisition of Home Inns Beijing	137,072	137,072
Acquisition of Top Star hotel chain	191,368	191,368
Other acquisitions	62,442	62,442

Total goodwill	390,882	390,882

Intangible Assets and Unfavorable Lease	12 Months Ended
Dec. 31, 2010
Intangible Assets and Unfavorable Lease [Abstract]
INTANGIBLE ASSETS AND UNFAVORABLE LEASE
7. INTANGIBLE ASSETS AND UNFAVORABLE LEASE
Intangible assets and unfavorable lease as of December 31 are as follows:

	2009	2010
Intangible assets, original cost—
Favorable lease agreements	41,689	42,489
Franchise agreements	804	804
Customer relationship	83	83
Purchased software	16,193	20,960

	58,769	64,336

Less: Accumulated amortization —
Favorable lease agreements	(8,197)	(11,452)
Franchise agreements	(804)	(804)
Customer relationship	(13)	(19)
Purchased software	(6,571)	(9,668)

	(15,585)	(21,943)

Intangible assets, net	43,184	42,393

Unfavorable lease liability —

	2009	2010
Unfavorable lease agreements, original cost	17,773	17,773
Less: Accumulated amortization	(3,188)	(4,562)

Unfavorable lease liability, net	14,585	13,211

Franchise agreements, favorable and unfavorable leases agreements were acquired primarily from the acquisition of Top Star and the purchase of minority interests in Home Inns Beijing. The value of the favorable lease agreements was determined based on the estimated present value of the amount the company has avoided paying as a result of entering into the lease agreements. Unfavorable lease agreements were determined based on the estimated present value of the acquired leases that exceed market prices and is recognised as a liability. Franchise agreements were determined at the estimated present value of net cash flows expected to be received over the remaining terms of the franchise agreements. The value of favorable and unfavorable lease agreements is amortized using the straight-line method over the remaining lease term. The value of franchise agreements is amortized using the straight-line method over the remaining terms of the franchise agreements.
Amortization expense of intangible assets for the years ended December 31, 2008, 2009 and 2010 amounted to RMB 5,781, RMB 6,116 and RMB 6,439 respectively.
The annual estimated amortization expense for intangible assets and unfavorable lease liability for the following years is as follows:

	Amortization for	Amortization for
	Intangible Assets	Unfavourable Lease	Net Amortization
2011	7,237	(1,396)	5,841
2012	6,433	(1,396)	5,037
2013	5,256	(1,396)	3,860
2014	4,662	(1,394)	3,268
2015	3,604	(1,393)	2,211

	27,192	(6,975)	20,217

Other Payables and Accruals	12 Months Ended
Dec. 31, 2010
Other Payables and Accruals [Abstract]
OTHER PAYABLES AND ACCRUALS
8. OTHER PAYABLES AND ACCRUALS

	2009	2010
Accrued expenses for utilities, rental expenses, professional fee and etc.	63,115	74,501
Accrued agency fees	3,317	3,819
Others	1,070	1,114

Other unpaid and accruals-subtotal	67,502	79,434

Payables on construction cost of leasehold improvement	169,486	338,753
Payables on repair and maintenance cost	15,376	12,537
Payables to employees for exercised options	9,725	30,596
Deposit from franchised-and-managed hotels, current	11,110	25,180
Others	12,101	12,052

Other payables-subtotal	217,798	419,118

Total	285,300	498,552

Convertible Bond	12 Months Ended
Dec. 31, 2010
Convertible Bond [Abstract]
CONVERTIBLE BOND
9. CONVERTIBLE BONDS
In December 2007, the Company issued RMB 1,110 million of USD settled zero coupon convertible bonds (the “Bonds”). The Bonds will mature on December 10, 2012.
Each Bond is, at the option of the holder, convertible (unless previously redeemed, converted or purchased and cancelled) on or after March 9, 2008 into fully paid ordinary shares with a par value of US $ 0.005 each of the Company at the USD equivalent of its RMB principal amount. The number of shares issuable upon conversion will be a fixed amount, subject only to adjustments for dilutive events.
Unless previously redeemed, converted or purchased and cancelled, the Bonds will be redeemed on December 10, 2012 at an amount equal to the USD equivalent of their RMB principal amount multiplied by 102.53%. At any time after December 10, 2010 and prior to December 10, 2012, the Company may redeem all but not a portion of the Bonds at a redemption price equal to the USD equivalent of their redemption amount (represents for the bondholder a gross yield to maturity of 0.5% per annum calculated on a semi-annual basis) on the redemption date if the closing price of the ADSs for each of 20 out of 30 consecutive trading days prior to the date upon which notice of such redemption is given, was at least 125% of the conversion price then in effect translated into RMB at the fixed exchange rate of US $ 1.00 to RMB 7.40. The Company may redeem all and not some only of the Bonds at a redemption price equal to the USD equivalent of their early redemption amount on the redemption amount if at any time at least 90% in principal amount of the Bonds has already been converted, redeemed or purchased and cancelled.
The bonds may also be redeemed at the option of the holders at a redemption price equal to the USD equivalent of their early redemption amount upon the ADSs ceasing to be listed on the Nasdaq Global Market or the occurrence of a change of control. All and not some only of the Bonds may be redeemed at any time at a redemption price equal to the USD of their early redemption amount in the event of certain changes relating to Cayman Island or PRC taxation, subject to the non-redemption of each bondholder after the exercise by the Company of its tax redemption option.
The Company could, at the option of the holder of any Bond, redeem, in whole or in part, that holder’s Bonds on December 10, 2010 (the “Put Option Date”), at an amount equal to the USD Equivalent of its RMB principal amount, multiplied by 101.51%. To exercise such right, the holder of the relevant Bond must complete, sign and deposit at the specified office of any Paying Agent a duly completed and signed notice (the “Put Option Notice”) together with the Certificate evidencing the Bonds to be redeemed not earlier than 60 days and not later than 20 days prior to the Put Option Date. A Put Option Notice, once delivered, shall be irrevocable (and may not be withdrawn unless the Company consents to such withdrawal) and the Company shall redeem the Bonds the subject of a Put Option Notice delivered as aforesaid on the Put Option Date.
The Bonds were recorded as a long-term liability. Its embedded redemption and conversion features are not required to be bifurcated.
As of December 31, 2009, the fair value of the Bonds is approximately RMB 355.8 million or approximately 98.88% of face value, based on quotes obtained from over-the-counter trading activities. As a result of the depressed market conditions, the Company repurchased approximately RMB 531 million or 48% of the Bonds at approximately 86.97% of face value in 2009, which resulted in a gain of RMB 69.3 million in 2009.
As of December 31, 2010, the fair value of the Bonds is approximately RMB 161.91 million or approximately 103.13% of face value, based on quotes obtained from over-the-counter trading activities. As a result of the depressed market conditions, the Company repurchased approximately RMB 203 million or 18% of the Bonds at approximately 99.94% of face value in early 2010, which resulted in a gain of RMB 2.5 million in 2010.
The issuance costs related to the convertible bond offering was amortized within two years from December 2007. Amortization expense for the years ended December 31, 2008, 2009 and 2010 amounted to RMB 15,436, RMB 7,878 and nil, respectively, and was included within interest expenses.

Financial Liability	12 Months Ended
Dec. 31, 2010
Financial Liability [Abstract]
FINANCIAL LIABILITY
10. FINANCIAL LIABILITY
The Company issued USD 184 million of convertible notes (including USD 24 million covering 30-day over-allotment option) on December 21, 2010 (the “Notes”). The Notes will mature on December 15, 2015. The interest rate is 2% per annum payable semi-annually, in arrears. No accrued interest to be paid on the Notes when they are converted.
Holders have the option to convert their Notes from the earlier of (i) when the registration statement becomes effective and (ii) the first anniversary of the date on which the Notes are first issued, through to and including the business day prior to the maturity date into ADSs representing the ordinary shares initially at a conversion rate of 20.2560 ADSs per US $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately US $49.37 per ADS).
The conversion rate is subject to change on anti-dilution and upon certain fundamental changes. Fundamental changes are defined as 1) any “person” or “group” beneficially owns (directly or indirectly) 50% or more of the total voting power of all outstanding classes of Company’s shares or has the power to elect a majority of the members of the board of directors; 2) Company consolidates with, or merge with or into, another person or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or any person consolidates with, or merges with or into, the Company; 3) Termination of trading of Company’s ADSs; and 4) adoption of a plan relating to our liquidation or dissolution.
The holder has the option to require the Company to repurchase the Notes, in whole or in part, in the event of a fundamental change for an amount equal to the 100% of the principal amount and any accrued and unpaid interest in the event of fundamental changes. Management assessed that the likelihood of fundamental change is remote.
While the Notes remain outstanding, the Company or its subsidiaries will not create or permit to subsist any security upon its property, assets or revenues (present or future) to secure any international investment securities or to secure any guarantee of or indemnity of any international investment securities unless the obligations under the notes and the indenture (a) are secured equally and ratably therewith, or (b) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by holders of a majority in aggregate principal amount of the Notes then outstanding.
The registration rights granted under the convertible notes agreement are: (i) demand registration rights, (ii) piggyback registration rights, and (iii) Form S-3 registration rights. The Company is required to use its best effort to cause a shelf registration statement to become effective within 210 days after the original issuance of the Notes with respect to register re-sales of the Notes and the issuance of ordinary shares (represented by ADSs) issuable upon conversion of the Notes. The Company will be required to pay additional interest of up to 0.50% per annum for the first year, subject to some limitations, to the holders of the notes if it fails to comply with the obligations to register the Notes and ordinary shares represented by ADSs issuable upon conversion of the Notes or the registration statement does not become effective within the specified time periods. As of December 31, 2010, management assessed that the likelihood of the Company having to make any additional interest payments under the arrangement is remote.
The Company has RMB as its functional currency, and the Notes are denominated in USD. As a result, the conversion feature is dual indexed to the Company’s stock as well as the RMB and USD exchange rate, and is considered an embedded derivative which needs to be bifurcated from the host instrument in accordance with ASC 815.
ASC 815-15-25 provide that if an entity has a hybrid financial instrument that would require bifurcation of embedded derivatives under ASC 815, the entity may irrevocably elect to initially and subsequently measure a hybrid financial instrument in its entirety at fair value with changes in fair value recognized in earnings. The fair value election can be made instrument by instrument and shall be supported by concurrent documentation or a preexisting documented policy for automatic election.
The Company elected to measure the Notes in its entirety at fair value with changes in fair value recognized as non-operating income or loss at each balance sheet date in accordance with ASC 815-15-25. Further, as the functional currency of the Company is RMB, the fair value of the Notes is translated into RMB at each balance sheet date with the difference being reported as exchange gain or loss. In addition, all issuance costs associated with the Notes offering has been expensed as incurred in the year ended December 31, 2010.
The estimated fair value of financial liability amounted to approximately RMB 1,227,577 (US $185,997) as of December 31, 2010. In the year ended December 31, 2010, the company recorded foreign exchange gain of RMB 6.8 million, loss from fair value change of the Notes of RMB 9.0 million, and one-time charge of issuance costs of RMB 42.6 million, respectively.

Share Capital	12 Months Ended
Dec. 31, 2010
Share Capital [Abstract]
SHARE CAPITAL
11. SHARE CAPITAL
As of December 31, 2009 and 2010, the authorized share capital of the Company was US $ 1,000,000, divided into 200,000,000 ordinary shares.
In July 2006, the Company issued 2,834,037 ordinary shares in a private placement to certain individuals including certain executives and directors of the Company, for RMB 62,918 or US $ 2.77 per share, pursuant to a financing arrangement agreed amongst the shareholders and the Company’s board of directors in July 2006. The issuance price per ordinary share of US $ 2.77 was lower than the fair value of the Company’s ordinary shares as of the date of the agreement and the difference of RMB 9,564 was recognized as share-based compensation expenses.
On October 31, 2006, upon the completion of the initial public offering, the Company issued 5,874,237 ADSs or 11,748,474 shares, which were priced at US $ 13.8 per ADS. Each ADS represents two ordinary shares. Total proceeds, net of issuance costs paid and payable from the offering, amounted to RMB 581,252. Upon completion of the Company’s initial public offering, all convertible preferred shares were automatically converted into 22,924,886 ordinary shares. The Company’s authorized shares became 200,000,000 shares of US $ 0.005 par value per ordinary share.
In May 2007, the Company completed a secondary offering, during which it issued 1,478,155 ADSs or 2,956,310 shares, which were priced at US $ 34.27 per ADS, or US $ 17.135 per share. Total proceeds, net of issuance costs paid and payable from the offering, amounted to RMB 370,379.
On May 21, 2009, the Company issued US $50 million in equity, or 7,514,503 ordinary shares, to Ctrip.com International, Ltd. through a private placement. The purchase price per ordinary share is set at US $6.6538 or US $13.3076 per ADS. Total proceeds, net of issuance costs from the issuance, amounted to RMB 341,078.

Share Based Compensation	12 Months Ended
Dec. 31, 2010
Share Based Compensation [Abstract]
SHARE BASED COMPENSATION
12. SHARE BASED COMPENSATION
On February 28, 2003, the Company adopted a share option plan (“2003 Option Plan”) under which the directors of the Company may, at their discretion, grant options to acquire ordinary shares to any senior executives (including directors) and employees of the Company and/or its subsidiaries. Share options vest annually over a period of 4 years and once vested can be exercised within 5 years from the date of grant. The 2003 Option Plan provides for the issuance of options of the Company’s ordinary shares in the amount of up to 5% of total ordinary and preferred shares outstanding. On May 30, 2005, the Company adopted a board resolution to increase shares reserved under the share option plan to 6% of total ordinary and preferred shares outstanding. On March 30, 2006, the Company adopted a shareholders resolution to increase shares reserved for the share options plan to 9% of total ordinary and preferred shares outstanding. This represented 4,784,226 options based on the then outstanding ordinary shares, which have been fully issued.
In July 2006, the Company also issued 1,020,000 shares of restricted stocks to certain current senior managers to replace the option awards previously granted under the 2003 Option Plan. The restricted stocks were exercisable immediately upon issuance. However, the vesting and other requirements imposed on these restricted stocks were identical to the terms under the original option awards, and therefore, the modification did not result in any incremental compensation cost. At December 31, 2010, there was no deferred compensation costs related to restricted stocks. Share-based compensation expenses associated with restricted stocks were RMB 903, RMB 771 and RMB 130 during the years ended December 31, 2008, 2009 and 2010, respectively. The weighted average remaining contractual life was zero for restricted stock grants outstanding at December 31, 2010.
Changes in the restricted stock grants in 2010 were as follows:

Weighted
	Number of	Average
	Restricted	Grant-Date
	Stocks	Fair Value (US $)
Outstanding at the beginning of the year	75,000	US $	2.72
Granted	—		—
Vested	(75,000)	US $	2.72
Forfeited	—		—

Outstanding and unvested at the end of the year	—	US $	—

On October 2, 2006, the Company adopted a share incentive plan (“2006 Share Incentive Plan”) under which the directors of the Company may, at their discretion, grant awards to employees, directors and consultants of our company or any of our related entities, which include our subsidiaries or any entities in which we hold a substantial ownership interest. Such awards include 1) share options; 2) restricted shares, which represent non-transferable ordinary shares, that may be subject to forfeiture; 3) restricted share units, which represent the right to receive the Company’s ordinary shares at a specified date in the future, which may be subject to forfeiture; 4) share appreciation rights, which provide for payment to the grantee based upon increases in the price of our ordinary shares over a set base price; and 5) dividend equivalent right, which represent the value of the dividends per share that the Company pay. The term of an award shall not exceed 10 years from the date of the grant, except that 10 years is the maximum term of share option granted. The term of each award will be stated in the award agreement. As of December 31, 2010, the number of ordinary shares that may be issued under the 2006 Share Incentive Plan is up to 9,633,500 options. The 2006 Share Incentive Plan will expire in 2016. The characteristics of the awards granted during 2006 under this plan are similar to the awards granted under the 2003 Option Plan.
In March 2008, the Company granted 1,093,200 share options to its employees and directors under 2006 Share Incentive Plan, which had a grant date fair value of US $ 3.1826 per option.
The Company entered into an option cancellation and replacement (“modification”) agreement for all unvested options under the 2006 Share Incentive Plan as of October 27, 2008 and adjusted the exercise price to the then current market price of US $ 3.63. The Company modified 2,443,000 share options with an incremental value of US $ 1.2415, US $ 1.2601, US $ 1.2588 and US $ 0.9830 per option for 26/12/2006 program, 20/04/2007 program, 21/12/2007 program and 27/03/2008 program, respectively. The modification had an immaterial impact on 2008 stock compensation expense and will increase stock compensation expenses by US $ 4,628 thousand from 2009 to 2012.
On October 27, 2008, the Company granted 280,000 share options to its employees under 2006 Share Incentive Plan, which had a fair value of US $ 1.3942 per option.
On July 14, 2009 and October 30, 2009, the Company granted 1,416,000 and 220,000 share options to its employees under 2006 Share Incentive Plan, which had a fair value of US $ 3.2313 and US $ 6.4533 per option, respectively.
On March 19, 2010, June 21, 2010 and November 10, 2010, the Company granted 1,760,500, 120,000 and 109,000 share options to its employees under 2006 Share Incentive Plan, which had a fair value of US $ 8.1764, US $ 12.176 and US $ 11.594 per option, respectively.
The following summarizes the Company’s share option activity under the 2003 Option Plan and 2006 Share Incentive Plan as of and for the year ended December 31, 2008, 2009 and 2010:

				Weighted-
				average
		Weighted Average		remaining	Aggregate Intrinsic
		Exercise Price		contractual	Value
	Options	(US $)		life (years)	(US $ millions)

Outstanding as of January 1, 2008	4,328,402	US $	8.8284	3.5	US $	38.9
Granted	1,373,200	US $	8.4543
Exercised	(510,124)	US $	1.1731
Forfeited	(86,808)	US $	12.5086
Cancelled	(2,444,000)	US $	14.0088
Modified	2,443,000	US $	3.6300

Outstanding as of December 31, 2008	5,103,670	US $	4.4353	3.6	US $	(0.74)
Vested and exercisable as of December 31, 2008	1,512,594	US $	6.3937	2.2	US $	(3.18)

Outstanding as of December 31, 2008	5,103,670	US $	4.4353	3.6	US $	(0.74)
Granted	1,636,000	US $	8.1315
Exercised	(1,387,388)	US $	3.1468
Forfeited	(132,650)	US $	4.4636
Cancelled	(23,500)	US $	17.3629

Outstanding as of December 31, 2009	5,196,132	US $	5.8839	3.5	US $	61.27
Vested and exercisable as of December 31, 2009	1,273,212	US $	7.0255	2.4	US $	13.56

Outstanding as of December 31, 2009	5,196,132	US $	5.8839	3.5	US $	61.27
Granted	1,989,500	US $	16.8005
Exercised	(1,337,574)	US $	6.8249
Forfeited	(79,630)	US $	10.2435
Cancelled	(1,500)	US $	8.2183

Outstanding as of December 31, 2010	5,766,928	US $	9.3709	3.3	US $	64.06
Vested and exercisable as of December 31, 2010	1,329,628	US $	5.1184	2.1	US $	20.43
The aggregate intrinsic value represents the total intrinsic value based on the Company’s closing stock price of US $ 4.29, US $ 17.68 and US $ 20.48 per share as of December 31, 2008, 2009 and 2010, respectively.
The following is information relating to options outstanding as of December 31, 2010:

			Outstanding		Exercisable
				Weighted-
	Weighted-			average		Weighted-
	average grant			remaining		average
	date fair value of		Number of	contractual	Number of	remaining
Exercise price	ordinary shares		shares	life (years)	shares	contractual
US $2.7200	US $	2.7200	225,500	0.21	225,500	0.21
US $3.2000	US $	3.2000	11,250	0.5	11,250	0.5
US $5.5000	US $	5.5000	188,452	0.75	188,452	0.75
US $16.640	US $	16.640	4,500	0.98	4,500	0.98
US $17.390	US $	17.390	70,200	1.30	70,200	1.30
US $3.6300	US $	3.6300	1,955,676	2.82	666,126	2.82
US $7.3300	US $	7.3300	1,160,100	3.53	128,850	3.53
US $13.290	US $	13.290	196,750	3.83	34,750	3.83
US $16.165	US $	16.165	1,727,500	4.21	—
US $20.515	US $	22.975	120,000	4.86	—
US $22.975	US $	22.975	107,000	4.86	—

			5,766,928		1,329,628

In connection with the share options granted during the years ended December 31, 2008, 2009 and 2010, the Company recognized share-based compensation expense of RMB 23,941, RMB 31,238 and RMB 53,142, respectively. As of December 31, 2010, there was RMB 156,902 of unrecognized share-based compensation cost related to unvested share options which is expected to be recognized over a weighted average period of 2.65 years.
The Company calculated the estimated fair value of share options on the date of grant using the Black-Scholes pricing model with the following assumptions:

	2008	2009	2010
Risk-free interest rate (1)	1.63% to 2.15%	1.76% to 1.81%	0.795% to 1.905%
Expected life (years) (2)	2.2 to 4.5	3 to 4.5	3 to 4.5
Expected dividend yield (3)	—	—	—
Expected Volatility (4)	40.12% to 63.14%	57.29% to 64.24%	67.32% to 68.92%

(1)	The risk-free interest rates are based on the US Treasury yield for a term consistent with the expected life of the awards in effect at the time of grant.

(2)	The expected life of share options is based on historical exercise patterns, for options granted since 2009 which the Company has historical data of and believes are representative of future behavior.

(3)	The Company has no history or expectation of paying dividends on its ordinary share.

(4)
For the year ended December 31, 2010, the Company estimates the volatility of its ordinary shares at the date of grant based on the historical volatility and implied volatility of comparable companies and itself for a period equal to time from the grant date to the assumed exercised date of the respective options in accordance with the vesting schedule.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
EARNINGS PER SHARE
13. EARNINGS PER SHARE
Basic earnings per share and diluted earnings per share have been calculated as follows:

	2008	2009	2010
Numerator:
Net income available to ordinary shareholders	101,225	256,003	359,499

Dilutive effect of issuance and buy-back of convertible bonds	(97,903)	(66,338)	(1,418)
Net income for diluted earnings	3,322	189,665	358,081

Denominator:
Denominator for basic earnings per share—weighted average ordinary shares outstanding	70,863,336	75,922,589	80,846,617
Dilutive effect of share options	1,688,342	1,952,622	2,847,416
Dilutive effect of convertible bonds	5,485,755	3,019,901	1,053,069

Denominator for diluted earnings per share	78,037,433	80,895,112	84,747,102

Basic earnings per share	1.43	3.37	4.45

Diluted earnings per share	0.04	2.34	4.23

For the years ended December 31, 2008 and 2009, ordinary share equivalents outstanding of 2,132,164 and 680,432 shares of stock options were excluded in the computation of diluted earnings per share, as their effect would have been anti-dilutive in such periods.
For the year ended December 31, 2010, outstanding stock options of 290, 914 shares and 224,647 ordinary shares issuable upon the conversion of convertible notes were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
14. RELATED PARTY TRANSACTIONS

Name of related parties	Relationships with the Company
BTG	Parent company of Poly Victory Investments Limited
Ctrip.com International, Ltd.	Principal shareholder of the Company, common directors
Jian Guo Inns Beijing Ltd. (“Jian Guo Inns”)	Subsidiary of BTG
Shanghai Xin Zhi Trading Co., Ltd.	Noncontrolling interests of subsidiary
Xiamen Shuiwu Co., Ltd.	Noncontrolling interests of subsidiary
Fujian Yun Tong Co., Ltd.	Noncontrolling interests of subsidiary
Dongguan Kanglv Co., Ltd.	Noncontrolling interests of subsidiary
Shanghai Dinuo Co., Ltd.	Noncontrolling interest of subsidiary
Sun Yan	Noncontrolling interest of subsidiary
May Wu	Director of the Company
Related party transactions during the years ended December 31 is as follows:

	2008	2009	2010
Agency fees paid to Ctrip.com International, Ltd.	14,767	20,942	18,191
Rental fees paid to Jian Guo Inns	2,800	2,800	2,800
As of December 31, significant balances with related parties are as follows:
Due from related parties:

	2009	2010
Shanghai Xin Zhi Trading Co., Ltd.	2,058	3,114
Xiamen Shuiwu Co., Ltd.	1,078	—
Shanghai Dinuo Co., Ltd.	—	825
Fujian Yun Tong Co., Ltd.	—	1,170
Sun Yan	—	550

	3,136	5,659

The amount due from all the related parities represented the advance payment for dividends.
Due to related parties:

	2009	2010
Dongguan Kanglv Co., Ltd.	1,496	1,496
Ctrip.com International, Ltd.	1,360	1,421
May Wu	784	—
Jian Guo Inns	118	—
Fujian Yun Tong Co., Ltd.	57	—
Xiamen Shuiwu Co., Ltd.	—	1,265

	3,815	4,182

The amounts due from and due to related parties as of December 31, 2009 and 2010 mainly arose from the above transactions and payments made by the Company and related parties on behalf of each other. These amounts are not collateralized, free of interest and receivable or payable on demand.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
15. COMMITMENTS AND CONTINGENCIES
(a) Capital commitments
As of December 31, 2010, the Group’s commitments related to leasehold improvements, installation of machinery and equipment for the hotel operations amounted to RMB 167,282.
(b) Commitments under operating leases
The Group has entered into lease agreements relating to leased-and-operated hotels that are classified as operating leases.
Future minimum lease payments for non-cancelable operating leases at December 31 are as follows:

	Related party	Non-related party	Total
	RMB	RMB	RMB
2011	2,800	717,527	720,327
2012	2,800	751,318	754,118
2013	2,800	756,710	759,510
2014	2,800	759,802	762,602
2015	2,800	757,912	760,712
Thereafter	3,567	4,683,043	4,686,610

Total	17,567	8,426,312	8,443,879

Rental expenses amounted to RMB 491,724, RMB 585,969 and RMB 644,248 during the years ended December 31, 2008, 2009 and 2010, respectively.
(c) Contingencies
As of December 31, 2010 the Group had no significant outstanding contingencies.

Additional Information-Financial Statements Schedule 1	12 Months Ended
Dec. 31, 2010
Additional Information-Financial Statements Schedule 1 [Abstract]
ADDITIONAL INFORMATION-FINANCIAL STATEMENTS SCHEDULE 1
16. ADDITIONAL INFORMATION-FINANCIAL STATEMENTS SCHEDULE I
The separate financial statements of the Company as presented below have been prepared in accordance Securities and Exchange Commission Regulation S-X Rule 5-04 and Rule 12-04 and present the Company’s investments in its subsidiaries under the equity method of accounting. Such investment is presented on the separate balance sheets of the Company as ‘Investments in subsidiaries.” The Company was incorporated in May 2006 and immediately became the parent company of Home Inns & Hotels Management (Hong Kong) Limited and its operating subsidiaries. The financial statements have been prepared as if the Company had been in existence since January 1, 2006. Subsidiaries income or loss is included as the Company’s “Share of income from subsidiaries” on the statement of operations. The subsidiaries did not pay any dividend to the Company for the periods presented.
The Company did not have any significant commitment or guarantee as of December 31, 2009 and 2010.

	2008	2009	2010	2010
				US $ thousands
Statements of operations
Net revenues	—	—	—	—
Operating expenses	(3,642)	(3,262)	(3,590)	(544)

Loss from operations	(3,642)	(3,262)	(3,590)	(544)
Share of income from subsidiaries	50,364	200,664	416,760	63,145
Interest income	16,738	268	90	14
Interest expense	(20,824)	(10,866)	(1,730)	(262)
Issuance costs for convertible notes	—	—	(42,559)	(6,448)
Loss on change in fair value of convertible notes	—	—	(9,040)	(1,370)
Foreign exchange loss	(44,702)	(128)	(2,912)	(441)
Gain on buy-back of convertible bonds	103,291	69,327	2,480	376

Income before income tax expense	101,225	256,003	359,499	54,470

Income tax expense	—	—
Net income	101,225	256,003	359,499	54,470

	2009	2010	2010
			US $ thousands
			(Note 2(d))
Balance sheets:

Assets
Current assets:
Cash and cash equivalents	154,311	1,366,249	207,007
Prepayments and other current assets	3,693	1,896	287

Total current assets	158,004	1,368,145	207,294
Investments in subsidiaries (a)	2,527,054	2,918,037	442,127

Total assets	2,685,058	4,286,182	649,421

Liabilities
Current liabilities
Payables to related parties	42,944	139,408	21,122
Other payables and accruals	10,504	16,496	2,499

Total current liabilities	53,448	155,904	23,621

Non-current liabilities
Convertible bonds	363,506	159,402	24,152
Financial liability (Convertible notes measured at fair value)	—	1,227,577	185,997

Total liabilities	416,954	1,542,883	233,770

Shareholder’s equity
Ordinary shares (US $ 0.005 par value; 200,000,000 shares authorized, 80,303,510 and 81,716,084 shares issued and outstanding as of December 31, 2009 and 2010, respectively)	3,209	3,257	493
Additional paid-in capital	1,798,086	1,913,734	289,960
Retained earnings	466,809	826,308	125,198

Total shareholder’s equity	2,268,104	2,743,299	415,651

Total liabilities and shareholder’s equity	2,685,058	4,286,182	649,421

(a)	Investments in subsidiaries include the amounts contributed to Home Inns HK by the Company for Home Inns HK’s investments in PRC subsidiaries.

	2008	2009	2010	2010
				US $ thousands
Statements of Cash flows:

Cash flows from operating activities:
Net income	101,225	256,003	359,499	54,470
Adjustments to reconcile net income to net cash used in operating activities:
Share of income from subsidiaries	(50,364)	(200,664)	(416,760)	(63,145)
Interest expense	5,387	2,989	1,730	262
Foreign exchange loss	44,702	128	2,912	441
Gain on buy-back of convertible bonds	(103,290)	(69,327)	(2,480)	(376)
Issuance costs for convertible notes	—	—	42,559	6,448
Loss on change in fair value of convertible notes	—	—	9,040	1,370
Change in assets and liabilities, net of effects of acquisitions:
(Increase)/decrease in prepayments and other current assets	(6,207)	8,855	(205)	(31)
Decrease in other assets	27,135	—	—	—
Increase in payables to related parties	23,717	20,741	97,248	14,735
(Decrease)/increase in other payables and accruals	(16,636)	8,238	(673)	(102)

Net cash generated in operating activities	25,669	26,963	92,870	14,072

Cash flows from investing activities:
Investments in subsidiaries	(1,007,849)	—	(47,951)	(7,265)
Cash received from returns on investments	—	5,746	—	—

Cash flows (used)/generated in investing activities:	(1,007,849)	5,746	(47,951)	(7,265)

Cash flows from financing activities:
Proceeds from issuance of ordinary shares, net with share issuance costs	—	341,078	—	—
Proceeds from share option exercise	4,872	26,975	63,644	9,643
Restricted cash paid and collected for short-term Borrowings of subsidiaries	173,849	—	—	—
Buy-back of convertible bonds	(113,370)	(395,842)	(75,687)	(11,468)
Payment for bond offering related transaction costs	(4,884)	—	—	—
Net proceeds from issuance of convertible notes	—	—	1,188,823	180,125

Net cash generated/(used) in financing activities	60,467	(27,789)	1,176,780	178,300

Effect of foreign exchange rate changes on cash and cash equivalents	(44,702)	(128)	(9,761)	(1,480)

Net (decrease)/increase in cash and cash equivalents	(966,415)	4,792	1,211,938	183,627

Cash and cash equivalents, beginning of year	1,115,934	149,519	154,311	23,380

Cash and cash equivalents, end of the year	149,519	154,311	1,366,249	207,007

Supplemental schedule of non-cash investing activities:
Increase of investments in subsidiaries transferred from receivables due from Home Inns HK	879,897	—	—	—
Decrease of investments in subsidiaries when Home Inns HK paid on behalf of the Company for buy-back of convertible bonds		66,187	127,000	19,242